Exhibit 10.7 Customer Master Agreement with Cerillion Technologies Limited

CERILLION TECHNOLOGIES LIMITED
15 Adeline Place
London
WC1B 3AJ

Customer Master Agreement Terms and Conditions (the "Master Agreement")

Agreement Number    270.01

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THIS AGREEMENT is made on the 20th day of December 2003 (the "Commencement
Date") between Cerillion Technologies Limited whose principal business office is shown above ("CERILLION") and Telemetrix Inc, with offices at 300 Village Green
Circle, Suite 201, Smyrna, GA 30080 United States of America ("TELEMETRIX").

CERILLION and TELEMETRIX hereby agree as follows:

This agreement shall include those schedules listed below which are designated by TELEMETRIX initials, and future schedules referencing the above stated
agreement number (the "Schedules"). All future orders from TELEMETRIX to
CERILLION shall be governed by the terms and conditions referenced herein and shall become effective upon acceptance by an authorised CERILLION employee.

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Schedules                                            TELEMETRIX's Initials
   Schedule 1:   CERILLION Implementation
                 Services Agreement                  ____NOT USED_________
   Schedule 2:   CERILLION Customer Support and
                 Maintenance Agreement               _____________________
   Schedule 3:   CERILLION Third Party
                 Licence(s)                          _____________________
   Schedule 4:   CERILLION Escrow Agreement
                                                     _____________________
   Schedule 5:   CERILLION Price List
                                                     _____________________
   Schedule 6:   CERILLION Customer
                 Registration Form                   _____________________
   Schedule 7:   CERILLION Initial Services and
                 Roaming                             _____________________
   Schedule 8:   CERILLION Telemetry Device
                 Extension                           _____________________

1.   Appointment and Term

1.1  CERILLION hereby agrees to supply TELEMETRIX for resale by way of ASP /
     bureau services with the Base Products (the "Software"), the Third Party
     Products, and the Software Support Services and with the Documentation for the exclusive purpose of the supply of billing services to one or more organisations listed in Schedule 6 ("Customer").

1.2  TELEMETRIX shall register new Customers with CERILLION in accordance with the Customer Registration Process defined in clause 16.1.3 TELEMETRIX shall not be entitled to assign or subcontract any of its rights or obligations under this Agreement or appoint any agent to perform such obligations except as expressly allowed under this Agreement.

1.3  This Agreement together with the Schedules shall commence on the
     Commencement Date and shall continue until terminated by either party in accordance with Sub-Clause 1.4 below:

1.4  Either party may serve on the other written notice of termination of this
     Agreement to take place with immediate effect if the other:

     (a)  fails to observe or perform any material term or condition of this
          Agreement and such breach (if capable of remedy) continues for thirty
          (30) days after receipt of a written notice from the terminating party specifying the breach and requiring the same to be remedied; and/or

     (b)  disposes of the whole or a substantial part of its undertaking, property or assets, or stops payment of its debts, and/or is made insolvent or admits insolvency or files a winding up petition under the Insolvency Act 1986 or has a winding up petition filed against such other party.

1.5  Termination shall be without prejudice to any rights existing or accrued of the parties at the date of such termination.

1.6  All clauses in this Agreement stated (expressly or implied) to survive termination shall survive termination.

1.7  TELEMETRIX shall upon request from CERILLION and otherwise immediately upon termination of this Agreement deliver to CERILLION all CERILLION Property, confidential information, correspondence, other documents, specifications, papers and property (of whatever  kind) belonging to CERILLION or given to
     TELEMETRIX by CERILLION or to the Customer by CERILLION or TELEMETRIX
     during the terms of this Agreement.

2.   Licence

2.1  In consideration of TELEMETRIX's full payment of the Fees in accordance with clause 3 below, CERILLION hereby grants to TELEMETRIX and TELEMETRIX agrees to accept on the terms and conditions of this Agreement a non-exclusive and non-transferable licence to process customer and billing data for, and to give access to the Customer using:

     (a)  the Software for the Customer's internal use at the site(s) specified in the Order Form ("Site(s)"); and

     (b)  the Documentation.

2.2  In consideration of TELEMETRIX's full payment of the Fees in accordance with clause 3 below, CERILLION hereby grants to TELEMETRIX and TELEMETRIX agrees to accept on the terms and conditions of this Agreement a non-exclusive and non-transferable licence to use the Software and the
     Documentation for the purposes of configuration, integration, test and support of the Software at the Site for the benefit exclusively of the
     Customer.

2.3  Not withstanding the above Clauses 2.1 and 2.2, TELEMETRIX may request an extension of the number of Sites referred to in the licence granted under
     Clause 2.1(a), by completing the Site(s) section of an additional Order
     Form and then delivering it to CERILLION (the "Request").

2.4  Any Request  delivered to CERILLION in  accordance  with Clause 2.3 of this
     Agreement will be subject to approval of CERILLION. If accepted, CERILLION will notify TELEMETRIX of its decision and thereafter CERILLION shall include the additional Site(s) specified in the Request.

2.4  CERILLION hereby undertakes that such approval shall be decided not later than seven (7) days of receipt of the Request.

3.   Payment

3.1  TELEMETRIX agrees to pay to CERILLION the Fees as specified on the Order
     Form.

3.2  If TELEMETRIX fails to pay any sum due under this Agreement, without prejudice to the provisions contained in sub-clause 3.7 of the Master
     Agreement or to any other remedy, CERILLION may, after giving TELEMETRIX fourteen  days' written notice of its intention so to do, cease all work in progress in respect of the Supply or any part thereof until the payment be made; in which case the Implementation Fees shall be increased by the amount of the costs and expenses (calculated in accordance with Sub-Clause
     11.1 (a) of the Implementation Agreement) of CERILLION occasioned by such cessation and the subsequent resumption of work and TELEMETRIX shall grant a reasonable extension for the performance of the Implementation Agreement.

3.3  Additional Licence Fees are based on the number of Customer Subscriptions and shall be paid by TELEMETRIX at the rates set out in the Order Form on a one off basis, if over a one (1) month period, the average number of
     Subscriptions exceeds the thresholds set out in the Order Form. Where any
     Additional Licence Fee is payable CERILLION shall invoice TELEMETRIX separately and payment of the Additional Licence Fee shall be due and payable in accordance with clause 3.6 below.

3.4  All sums due pursuant to this Agreement shall be exclusive of local taxes, duties, levies or other deductions or withholdings for which TELEMETRIX shall be liable in accordance with the law.

3.5  TELEMETRIX agrees, and shall procure that the Customer agrees to make and keep sufficient records to enable CERILLION to verify all payments due to it under this Agreement, and to provide access by CERILLION to such records upon receiving written request by CERILLION.

3.6  All payments due under this Agreement shall be payable in US Dollars in cleared funds into a bank account nominated by CERILLION within 30 days of the date of CERILLION's relevant invoices.

3.7  No counterclaim or set-off by TELEMETRIX may be deducted from any payment due to CERILLION on any account whatsoever without the express prior written consent of CERILLION.

4.   TELEMETRIX's obligations

4.1  TELEMETRIX warrants that it:

     (a)  shall not use, reproduce, sub-licence, or otherwise deal in the
          Software or the source code of the Software, the Documentation or any copies thereof except as expressly permitted by this Agreement;

     (b)  shall use CERILLION's trademarks and trade names relating to the
          Software and/or the Documentation only in the registered or agreed style in connection with use of the Software or the Documentation pursuant to its obligations under this Agreement and not alter, obscure,remove, interfere with or add to any of the trademarks, trade names, markings or notices affixed to or contained in the Software or the Documentation;

     (c)  shall not reverse engineer, de-compile or disassemble the Software or any portion thereof, nor otherwise attempt to create or derive the
          Source Code; and

     (d)  shall provide CERILLION staff, agents and  sub-contractors with full, free and safe access to its premises and its Customer's premises, and shall provide such office  accommodation and facilities without charge which CERILLION may reasonably require in order to fulfil its obligations under this Agreement.

     (e)  shall sublicense the Software and Documentation on terms no less stringent than this Agreement, including for the avoidance of doubt terms exactly parallel to this Clause 4.1.

4.2  For the avoidance of doubt, the Customer and TELEMETRIX shall be able to, without further reference to CERILLION:

     (a)  make a copy (in  whole or in part) of the Software as is absolutely necessary for the purpose of back-up or archiving

     (b)  make a copy of the Software for the purposes of establishing an offline environment to be used for test and training purposes provided that such copy of the Software shall not be used for any operational purpose provided that the original and all copies of the Software shall remain the property of CERILLION and all such copies include
          CERILLION's copyright notice and/or trademarks.

4.3  TELEMETRIX agrees to make available to CERILLION an authorised representative who shall:

     (a)  be authorised to make binding decisions for TELEMETRIX with regard to this Agreement, including any changes and/or additions to the
          Schedules or other variation hereto; and

     (b)  review all documents that are provided by CERILLION for review hereunder so that corrections or changes may be made by CERILLION; and

     (c)  provide CERILLION with all relevant information concerning
          TELEMETRIX's operations and activities which may be required by
          CERILLION hereunder.

4.4  Where participation by, or access by CERILLION to, TELEMETRIX's and the
     Customer's own staff is necessary in relation to this Agreement, TELEMETRIX agrees that such staff shall be available at the times agreed by the parties. In reaching such agreement, TELEMETRIX shall endeavour to meet any reasonable timetable proposed by CERILLION. Furthermore, where such staff participate in providing the Supply, TELEMETRIX shall ensure that such staff possess the appropriate skills and experience for the tasks assigned to them.

5.   CERILLION Warranty

5.1  CERILLION warrants that on delivery the Software shall conform in all material respects with the corresponding Function Catalogue and Controlling
     Specification.

5.2  Both parties acknowledge that:

     (a)  it is possible for software to corrupt not only the Software but other software used on the same system including the operating system software;

     (b)  such corruption of software may remain dormant and will not necessarily be found during a period of writing or testing.

5.3  CERILLION warrants that it has used all reasonable endeavours during the writing of the Software to ensure that no viruses, trojan horses, worms, software bombs or similar items ("Viruses") are coded or introduced to the
     Software.

5.4  CERILLION shall supply without charge any corrections, rectifications or modifications required in order for the Software to comply with the warranties of this clause 5 provided that such defects in the Software are brought to the attention of CERILLION in writing together with all information necessary to prove the defect within a period of three calendar months of delivery of the Software. CERILLION shall within fourteen (14)
     days to determine the defect(s) and if found defective, to replace/rectify within seven (7) days of such discovery/establishment at CERILLION'S own expense. For the avoidance of doubt, this clause does not entitle
     TELEMETRIX to any of the services of the Software Support Services.

6.   Intellectual Property Rights

6.1  Title to the Software, New Releases, Documentation, all other specification documents, manuals, drawings and other media and materials for the Software or relating to any New Releases, modifications, Enhancements or replacements thereof supplied by CERILLION under this Agreement (the
     "CERILLION Property"), are and shall remain the property of CERILLION or its licensors. In addition, applications developed under the Software
     Support Services are and shall remain the property of CERILLION unless otherwise agreed in writing.

6.2  Any modification, improvement, addition, invention or upgrade deriving from or relating to the CERILLION Property developed and/or suggested by
     TELEMETRIX or the Customer will be promptly disclosed and delivered by
     TELEMETRIX to CERILLION. TELEMETRIX assigns by way of future assignment all
     Intellectual Property Rights arising in any work or material produced by
     TELEMETRIX as a result of CERILLION carrying out its obligations under this
     Agreement, and TELEMETRIX shall execute all documents and co-operate fully with all procedures required to give full effect to such assignments.
     Further, TELEMETRIX will procure that the Customer assigns by way of future assignment all Intellectual Property Rights arising in any work or material produced by the Customer as a result of CERILLION carrying out its obligations under this Agreement, and the Customer shall execute all documents and co-operate fully with all procedures required to give full effect to such assignments.

6.3  TELEMETRIX shall notify CERILLION immediately if it becomes aware of any unauthorised use of any of the CERILLION Property and will assist CERILLION in taking all steps to defend such rights.

7.   Escrow

     Following TELEMETRIX's written request, the parties shall enter into an escrow agreement in respect of the source code of the Software and associated documentation in the form of the agreement attached at Schedule
     4 and agree to comply with all terms of the said agreement. All charges involved will be paid by TELEMETRIX. For the avoidance of doubt, any materials released under the provisions of the aforementioned escrow agreement may only be used in accordance with this Agreement and for the purposes described herein.

8.   Indemnity

8.1  Subject to clause 10 below, CERILLION agrees to indemnify and save harmless at its own expense TELEMETRIX from and against any claims that the
     CERILLION Property infringes the Intellectual Property Rights of any third party in the United Kingdom but excluding patent applications which could not reasonably have come to the attention of CERILLION at the time of delivery of the relevant CERILLION Property.

8.2  TELEMETRIX undertakes that CERILLION shall be given notice of any claim described in 8.1 above that is made against TELEMETRIX and CERILLION shall have the sole right to defend and settle such claims at its own discretion in order to settle or oppose any such claims.

8.3  In the event that any such infringement occurs or may occur CERILLION at its discretion may:

     (a)  procure for the  Customer the right to continue using the infringing part of the CERILLION Property; or

     (b)  modify or amend the infringing part of the CERILLION Property so that the same becomes non-infringing; or

     (c)  replace the infringing part of the CERILLION Property by other software of similar capability.

8.4  The cost of all work carried out by CERILLION pursuant to clause 8.3 above shall be met by the party responsible for the infringement.

The foregoing sub-clauses state the entire liability and the exclusive remedy of each of the parties with respect to the infringement or alleged infringement by use of the CERILLION Property of any patent, trade or service mark or copyright or other intellectual property right.

9.   Confidentiality

9.1  All information, data, drawings, specification, documentation, software listings, source or object code which either party has created or which it may from time to time create in supporting or enhancing the Software or
     Documentation (other than the ideas and principles underlying the same)
     (the "Confidential Information") is confidential to the creating party.
     Each party agrees that it shall use the Confidential Information of the other party solely in accordance  with the provisions of this Agreement and that each party shall not at any time during or after completion, expiry or termination of this Agreement disclose such Confidential Information whether directly or indirectly to any third party without the prior written consent of the other party.

9.2  TELEMETRIX further agrees that it shall not itself or through any subsidiary, agent or third party modify, vary, enhance, copy, sell, lease, licence, sub-license or otherwise deal with the Software or any part or parts or variations, modifications, copies New Releases, versions or enhancements thereof.

9.3  The foregoing provisions shall not prevent the disclosure or use by either party of any information which is or hereafter, through no fault of that party, becomes public knowledge or to the extent permitted by law.

9.4  Notwithstanding the other provisions of this clause 9, CERILLION shall have the right to refer publicly in its website, brochures, proposals, presentations and other advertising materials to the existence of this agreement and the general nature of the products and services carried out for TELEMETRIX such information to be forwarded to TELEMETRIX for approval.

9.5  For the avoidance of doubt, TELEMETRIX shall impose terms of confidentiality on the Customer no less stringent than this clause 9.

10.  Limitation of Liability

10.1 Save as expressly provided in this Agreement there are no other conditions, non-fraudulent warranties or representations (express or implied) with respect to the Software and any warranty or representation implied by law are expressly excluded to the maximum extent permitted by law. TELEMETRIX expressly affirms that it is not relying on any non-fraudulent warranty, condition or representation not contained in this agreement.

10.2 Except as provided for explicitly in clause 1.4, either party's sole remedies in respect of any breach of the terms of this Agreement shall be limited to damages.

10.3 Nothing in this Agreement shall purport to exclude or limit either party's liability for death or personal injury to the extent arising from the negligence of that party or its employees, agents or sub-contractors. For the avoidance of doubt the whole of this clause 10 shall be subject to this clause 10.3.

10.4 Subject to sub-clause 10.3, the parties will not be liable to each other for the following loss or damage however caused and even if foreseeable by that party:

     (a)  losses which may be caused by defective products from other manufacturers; or

     (b)  any indirect, consequential, incidental or special damages or any direct or indirect loss of profits, revenue, goodwill, loss of data or anticipated savings whether sustained by TELEMETRIX or any other party even if advised of the possibility of such loss or damages.

10.5 Each party shall maintain appropriate and adequate insurance to cover its liabilities under this Agreement, however, subject to sub-clause 10.3
     Cerillion's entire liability in respect of all defaults shall be limited to the lesser of the total amount payable under the Agreement and
     (pound)1,000,000.

11.  Force Majeure

     Neither Party shall be liable to the other Party nor be held in breach of this Agreement if prevented hindered or delayed in the performance or observance of each party's obligations hereunder resulting from acts beyond each party's control including but not limited to acts of God, acts or regulations of any governmental or supra-national authority or any third party supplier, war or national emergency, accident, fire, riot, strikes, lock-outs, industrial disputes, epidemics, third party hardware, software or other equipment, communication line failure or failure and fluctuation of power supply.

12.  Non-solicitation

12.1 During and for a period of twelve (12) months after the termination of this
     Agreement, neither Party shall solicit the services of nor employ any employee of the other Party.

12.2 Each party agrees that if it employs or engages any person contrary to
     Sub-Clause 8.2 above the party in default shall be liable to pay to the other party an amount equal to such person's salary per annum at the time of leaving the employment of the other party.

13.  Encryption Export Statement

     TELEMETRIX acknowledges that export or use of the Software may be subject to compliance with laws, rules and regulations of bodies having jurisdiction over such operations and agrees to comply with the same. If the export or use of the Software or products containing the Software is so controlled CERILLION shall have no responsibility to obtain any such approval required by any applicable laws, rules or regulations.

14.  Notices

14.1 Any notice, which expression includes any other communication whatsoever which is made in accordance with this Agreement, should reference the appropriate CERILLION contract number and shall, without prejudice of giving it, be sufficiently given if it is sent by registered or recorded delivery first class post to the other party to the address stated on the signature page of this Agreement or to such other address as the respective party may advise by notice in writing from time to time.

          The addressees shall be:

          For CERILLION                               For TELEMETRIX

          The Commercial Manager                      The Chief Executive

14.2 Notices shall be deemed to have been properly given after three Working days in the case of notices posted from the United Kingdom to a destination therein and eight Working days in the case of all other notices posted from the United Kingdom to a destination therein and eight Working days in the case of all other notices posted internationally.

15.  General

15.1 The parties agree that this Agreement contains the entire agreement of the parties and supersede all prior agreements, understandings or arrangements between them and further each party acknowledges:

     (a)  that it has not entered into this Agreement or agreed the Schedules on the basis of and does not rely and has not relied upon any statement or representation (whether negligently made or innocently made) or warranty or other provision (whether oral, written, express or implied) except those expressly repeated or referred to in this
          Agreement and/or the Schedules; and

     (b)  the only remedy or remedies available in respect of any misrepresentation or untrue statement made to it shall be a claim for breach of this Agreement and/or the Schedules, and each party further acknowledges that this clause shall not apply to any statement, representation or warranty made fraudulently or to any provision of this Agreement and/or the Schedules which was induced by fraud so that nothing in this Agreement or the Schedules shall affect the remedies available to the parties in respect of such fraudulent matters.

15.2 In the event that any provision of this Agreement is adjudged to be constructed so it is deemed to be in breach of any applicable law such that that provision is unenforceable then the parties shall re-negotiate in good faith such offending provision and any related provisions.

15.3 In the event that TELEMETRIX issues purchase orders which refer to products and/or services listed on the Order Form or any extension of such products and services, such purchase orders shall be regarded as for the administrative convenience of TELEMETRIX only, and any terms and conditions attached to such purchase orders shall not form part of this Agreement nor be regarded as superseding this Agreement.

15.4 Unless expressly provided in this Agreement, no express term of this
     Agreement or any term implied under it is enforceable pursuant to the
     Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to it.

15.5 All rights and remedies of the parties hereto are separate and cumulative.
     The waiver or failure of either party to exercise in any respect any right or remedy provided herein shall not be deemed a waiver of any further right or remedy hereunder.

15.6 The headings of the terms and conditions herein contained are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of any of the terms and conditions of this Agreement.

15.7 This Agreement shall be subject to, governed by, and construed in accordance with the laws of England and Wales and the parties hereby submit to the exclusive jurisdiction of the English Courts.

16.  Customer Registration Process

16.1 TELEMETRIX will carry out its own marketing sales efforts at its own cost to lead to the identification and sale of billing services to potential customers.

16.2 Upon identification of a potential customer ("Prospect"), TELEMETRIX will provisionally register such customer with CERILLION by providing the information required in the Customer Registration Form in Schedule 6.

16.3 The Parties will agree any implementation services required by TELEMETRIX to be provided by CERILLION specific to the Prospect at this time and document (directly or by reference) such agreement on the Customer
     Registration Form. Fees and terms for such supply shall be separately agreed.

16.4 In the event that additional support services are required to be provided by Cerillion specific to the Prospect, these shall also be agreed at this time and document (directly or by reference) such agreement on the Customer
     Registration Form. Fees and terms for such supply shall be separately agreed.

16.5 In the event that any complementary software is to be provided, such software shall be invoiced by Cerillion upon supply, and such invoice must be paid by TELEMETRIX within 30 days.

16.6 Registration will be effective on payment of the first Recurrent Fee as defined in the agreed and completed Customer Registration Form.

16.7 Support Services will be provided to TELEMETRIX in accordance with Schedule
     2 for the benefit of its Customers. In the event that after 12 months of operation of this Agreement, the total number of subscribers for all
     Customers does not exceed ten thousand, CERILLION reserves the right either to terminate support, or to charge an additional low-usage support fee.

16.8 If at any time a CERILLION invoice for a Recurrent Fee or other fee for a specific Customer is overdue by more than 30 days, registration of that
     Customer shall be deemed to be terminated.

17.  Definitions

     In this Agreement, save for where expressly provided otherwise by the
     Schedules themselves, the following words and expressions shall have the following meanings:

     "Additional Licence Fees"       means the fees payable by TELEMETRIX in the
                                     event that the number of Subscriptions
                                     reaches the thresholds described in the
                                     Order Form;

     "Additional Software"           means the changes or additions to the Base
                                     Products defined within the Controlling
                                     Specification and listed in the Statement
                                     of Supply in Schedule1.;

     "Agreement"                     means these terms and conditions, the
                                     contents of the Schedules and Appendices
                                     appended hereto as amended from time to
                                     time and any written and authorised
                                     amendments hereto;

     "Base Product"                  means a software product of CERILLION, as
                                     described by its corresponding "Function
                                     Catalogue", listed in the Order Form
                                     attached to this Agreement at Schedule 5;

     "Documentation"                 means in respect of a Base Product, the
                                     documents entitled "Function Catalogue"
                                     "User Guide" and "Operations Manual" which
                                     correspond to such Base Product, and in the
                                     respect of Additional Software, any
                                     documents relating to such Additional
                                     Software specified in the Schedule 1
                                     "Statement of Supply";

     "Enhancement"                   means a new or improved feature of the
                                     Software which may be specified in the
                                     product road map;

     "Fees"                          means the Licence Fees, Implementation
                                     Fees, Software Support Fees, Additional
                                     Licence Fees, Third Party Licence Fees,
                                     specified on the Order Form and all other
                                     fees that may be agreed between the parties
                                     in writing from time to time;

     " Implementation Fee"           means the fee set out in the Order Form
                                     payable to CERILLION for the delivery of
                                     Software, Documentation and Implementation
                                     Services pursuant to Schedule 1 ;

     " Implementation Services"      means the ancillary items or ancillary
                                     services specified in the Schedule 1
                                     "Statement of Supply" to be supplied by
                                     CERILLION in accordance with the terms of
                                     that Schedule;

     "Intellectual Property "        means including but not limited to, all
                                     past and future copyright, related rights,
                                     patents, utility models, trade marks, trade
                                     names, service marks, design rights,
                                     database rights, semi-conductor topography
                                     rights, rights in unfair competition,
                                     rights in undisclosed or confidential
                                     information (such as know-how, trade
                                     secrets and inventions (whether patentable
                                     or not)), and other similar intellectual
                                     property rights (whether registered or not)
                                     and applications for such rights as may
                                     exist anywhere in the world;

     "Intellectual Property Rights"  means all title and proprietary rights in the Intellectual Property;

     "Licence Fee"                   means the fee payable to CERILLION for the
                                     use of the Software and set out in the
                                     Order Form;

     "Order Form"                    means the Order Form for the Software and
                                     Software Support Services at Schedule 5 to
                                     this Agreement;

     "New Release(s)"                means a new formal version of the Software
                                     or improved, updated or upgraded version of
                                     the Software, which may include both bug
                                     fixes and Enhancements;

     "Software Support Fee(s)"       means the fees payable by TELEMETRIX to
                                     CERILLION for the Software Support Services
                                     as set out in the Order Form;

     "Software Support Services"     means the services to be supplied by
                                     CERILLION to TELEMETRIX and which are set
                                     out in the Appendix to Schedule 2 to this
                                     Agreement;

     "Subscription"                  means a communication service provided by
                                     the Customer and subscribed to by an end
                                     user for which usage events can be
                                     individually measured or recorded and for
                                     which there is usually a unique dialling
                                     number or IP address, e.g. a single public
                                     telephone exchange line or a single GSM
                                     mobile subscription;

     "Third Party Products"          means the hardware and software products
                                     together with their associated
                                     documentation manufactured by a third party
                                     but to be provided by CERILLION under this
                                     Agreement to the extent listed on the Order
                                     Form;

     Third Party Product Fees        Means the fees payable by TELEMETRIX to
                                     CERILLION for the Third Party Products as
                                     set out in the Order Form;

     "VAT"                           means Value Added Tax;

     "Working Day(s)"                means the period 0900 to 1700 Greenwich
                                     Mean Time or British Summer Time, Monday to
                                     Friday.  Working Days shall not include
                                     English public holidays nor CERILLION
                                     holidays (reasonable prior notice of which
                                     will be given to TELEMETRIX by CERILLION).

         CERILLION                          /s/TELEMETRIX INC.
                                            --------------------------
                                                  (TELEMETRIX)

By:       /s/Louis T. Hall                   By: Michael J. Tracy
         --------------------------         --------------------------
            (type or print name)              (type or print name)

         /s/illegible                       /s/Michael J. Tracy
         --------------------------         --------------------------
                 (signature)                       (signature)

Title:   Managing Director            Title: President
         --------------------------         --------------------------

Date:    7/4/2004                     Date: April 13, 2004
         --------------------------         --------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CONTRACT AMENDMENT

Agreement Number   270.01                Amendment Number   01

--------------------------------------------------------------------------------

Whereas        Cerillion Technologies Ltd and Telemetrix Inc. ("the Parties")
               have concluded a Customer Master Agreement dated 20th December
               2003 ("the Agreement")

And Whereas    both Parties are desirous of amending that Agreement

It is hereby agreed that the terms of the Agreement shall be varied as follows:

1. Amendments to front sheet only of Master Agreement, as defined in attachment.

2. Addition of Schedule 7, as defined in attachment.

3. Addition of Schedule 8, as defined in attachment

  --------------- --------------------------- ---------------- -----------------
  CERILLION                                   TELEMETRIX
  Signature                                   Signature /s/Michael J. Tracy
  Printed Name:                               Printed Name: Michael J. Tracy
  Title:                                      Title: Pres.
  Date:                                       Date: April 13, 2004
  Fax. No.:                                   Fax. No.: 308-436-5165
  --------------- --------------------------- ---------------- -----------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Master Agreement: 270.01         Version: 1.0

CERILLION TECHNOLOGIES LTD
15 Adeline Place
London
WC1 3AJ

Schedule 7: CERILLION Initial Services and Roaming

Agreement Number                          270.01
                                 --------------------------

--------------------------------------------------------------------------------

By initialling here and in the appropriate space on the face of the Agreement to indicate the intention to have this Price List apply, the Customer agrees to the following terms and conditions which are incorporated in and made a part of the
Master Agreement.

Customers Initials _________________ Date: _________________

--------------------------------------------------------------------------------

1    Initial Services
1.1  CERILLION shall provide services to set up and configure the Software prior to its use by TELEMETRIX to support its first customer. These services
     ("Initial Services") shall be limited to the following:

     ------------------ --------------------------------------------------------
     Customizations:    Mediator Collector for Telos MSC
     ------------------ --------------------------------------------------------
                        Mediator Collector for Ericsson SMSC
     ------------------ --------------------------------------------------------
                        Mediator Collector for ETSI GPRS GSN
     ------------------ --------------------------------------------------------
                        Mediator File Splitting based upon operator
     ------------------ --------------------------------------------------------
                        Provisioning notification via email
     ------------------ --------------------------------------------------------
     Configuration:     Assist TELEMETRIX to set-up Cerillion configuration
     ------------------ --------------------------------------------------------
     Installation       Provide hardware and 3rd party license specifications
     ------------------ --------------------------------------------------------
                        Assist with the set-up of hardware to support Cerillion
     ------------------ --------------------------------------------------------
                        Assist with the install of Cerillion and 3rd party
                        licenses
     ------------------ --------------------------------------------------------
     Integration        Perform software integration testing of customizations
                        defined above
     ------------------ --------------------------------------------------------
                        Assist TELEMETRIX with system integration testing
     ------------------ --------------------------------------------------------
     Post Live Support  Provide 3rd line support in accordance with Schedule 2
     ------------------ --------------------------------------------------------

--------------------------------------------------------------------------------
1.2  The Parties recognise that no form of acceptance testing or `end user'
     operations and user training shall be carried out as part of these Initial
     Services.

1.3  The Initial Services shall be provided without charge to TELEMETRIX by
     CERILLION.

1.4  In consideration for the supply of the Initial Services, TELEMETRIX shall exclusively use the CERILLION Software for the supply of billing services to its customers for a period of three years from the Commencement Date, excepting that, in the event that TELEMETRIX has undertaken to offer billing services to customers using CDMA technology, and CERILLION cannot supply an upgrade to the Software to provide a billing solution for such technology within 60 days of the written notification of a firm requirement to do so, TELEMETRIX may utilise  another  solution for CDMA billing until the CERILLION upgrade is available.

2    Roaming

2.1  In consideration of the use of the CERILLION Software for the billing of roaming revenue, TELEMETRIX will remit seven and one half percent (7.5%) of the gross income claimed from other operators to CERILLION on a monthly basis, subject to a minimum monthly payment of one thousand dollars (USD
     1,000), payable from the first month in which a TAP file is submitted to a
     TAP clearing house by TELEMETRIX. The definition of Recurrent Fee is extended accordingly.

3    Further Development

3.1  CERILLION will undertake to develop the following interfaces and to supply these without charge, when the monthly income received by CERILLION from
     TELEMETRIX exceeds twenty thousand dollars (USD 20,000):

     -------------------------------------------
     o     Automatic provisioning for Telos MSC
     -------------------------------------------
     o     Automatic provisioning for Voicemail
     -------------------------------------------

4    Take-on of new operators

4.1  For each new operator for which billing services will be provided  by
     TELEMETRIX under this Agreement, a fee is payable on registration ("Initial
     Fee").  The Initial Fee is set to USD 10,000, and will be invoiced by
     Cerillion on acceptance by Cerillion of the registration of a new Customer, as described in Schedule 6. An additional Initial Fee will be charged on re-registration, if the Customer has been de-registered at some point in the past.

4.2  Any additional services for a new Custonmer will be dealt with as described in Schedule 6.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Master Agreement: 270.01                                   Version: 1.0

CERILLION TECHNOLOGIES LTD
15 Adeline Place
London
WC1 3AJ

Schedule 7: CERILLION Telemetry Device Extension

Agreement Number       270.01
                  -----------------

--------------------------------------------------------------------------------

By initialling here and in the appropriate space on the face of the Agreement to indicate the intention to have this Price List apply, the Customer agrees to the following terms and conditions which are incorporated in and made a part of the
Master Agreement.

Customers Initials _________________    Date: _________________

--------------------------------------------------------------------------------

1    Telemetry Devices

1.1  A "Telemetry Device" is a remote sensor and/or data logger that returns the data collected to a central point by transmitting it as calls across a mobile network.

1.2  In consideration for the fees detailed in clause 1.3 below and the undertakings in clause 1.5 below, CERILLION hereby extends the licence granted for the use of the Software in the Master Agreement for the billing of mobile calls made by Telemetry Devices.

1.3  For each Telemetry Device registered to transmit calls or actually making calls that will be billed by the CERILLION Software, TELEMETRIX will remit the sum of thirty-five cents (USD 0.35) per month to CERILLION. The definition of Recurrent Fee shall be extended accordingly.

1.4  The "Exclusive Date" is defined as the date three calendar months from the date of execution of this Schedule.

1.5  Where TELEMETRIX has the requirement to bill for calls made by Telemetry
     Devices, TELEMETRIX shall exclusively use the CERILLION Software for this purpose , such restriction to apply for a period of three years from the
     Exclusive Date, excepting that, in the event that CERILLION cannot supply an upgrade to the Software to provide a billing solution for such technology within 60 days of the date of execution of this Schedule,
     TELEMETRIX may utilise another solution until the CERILLION upgrade is available.

1.6  For the avoidance of doubt, no extension of the Initial Services is provided by this Schedule.
--------------------------------------------------------------------------------